Exhibit 10.27

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (this “Agreement”) is entered into as of November 5, 2010 (the “Effective Date”) by and between MEDA AB, a corporation organized under the laws of Sweden (“MEDA”), and VIVUS, Inc., a corporation organized under the laws of Delaware (“VIVUS”).  MEDA and VIVUS may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to an Asset Purchase Agreement, dated as of October 1, 2010, by and among MEDA, VIVUS and Vivus Real Estate, LLC (the “APA”), MEDA purchased certain assets of VIVUS currently associated with the Business (as defined therein); and

WHEREAS, to facilitate the orderly and effective separation of the Business from VIVUS to MEDA, each Party has agreed to provide to the other Party certain technology transfer and transition services.

NOW, THEREFORE, the Parties agree as follows:

1.                                      DEFINITIONS.  The following terms, when used herein with initial capital letters, will have the meanings ascribed to such terms in this Article 1.  Capitalized terms not defined herein shall have the meanings set forth in the APA.

1.1                               “Chargebacks” means those chargebacks for Business Products sold by VIVUS prior to the Closing Date that constitute Excluded Liabilities under the APA.

1.2                               “Facility” means the facility located at 735 Airport Road and 745 Airport Road in Lakewood, New Jersey, or such other location that MEDA shall notify VIVUS of in writing.

1.3                               “MEDA Services” means the services, functions, and tasks of MEDA required to process and report Chargebacks and Returns (as defined below).  If any service, function, or responsibility not specifically described in this Agreement is an inherent or necessary part of the performance of the MEDA Services, it will be deemed included within the scope of the MEDA Services, including, without limitation, those MEDA Services set forth in Schedule A.  For the avoidance of doubt, the MEDA Services shall exclude all claims with respect to product liability, personal injury or other third party claims for breach of warranty, in each case arising from the Excluded Liabilities, which such claims shall be subject to Section 7.2 of the APA.

1.4                               “Returns” means those returns of Business Products sold by VIVUS prior to the Closing Date which constitute Excluded Liabilities under the APA.

1.5                               “VIVUS Services” means those services, functions, and tasks of VIVUS required to effectuate a transfer of the Business to MEDA which are set forth in Schedule A.  If any service, function, or responsibility not specifically described in this Agreement is an inherent or necessary part of the performance of the VIVUS Services, it will be deemed included within the scope of the VIVUS Services.

2.                                      SERVICES

2.1                         Provision of VIVUS Services.

(a)                                 VIVUS will provide, through the VIVUS Personnel, the VIVUS Services to MEDA for a period of six (6) months after the Effective Date (the “VIVUS Service Term”), subject to the reasonable availability of such personnel.  VIVUS agrees to keep MEDA reasonably informed with respect to its provision of the VIVUS Services and provide MEDA with information pertaining to the VIVUS Services upon MEDA’s reasonable request.  Except as otherwise expressly provided in this Agreement, VIVUS will be responsible for providing appropriate personnel, and other resources required for performance of, the VIVUS Services.

(b)                                 During the VIVUS Service Term, the Parties acknowledge and agree that VIVUS will have no obligation to provide more than [***] ([***]) hours of VIVUS Services per month as requested by MEDA.  Notwithstanding the limitation set forth above, it is understood that VIVUS’ Service Manager (as defined in Section 6.1(a)) will be required to contribute the majority of such individual’s working hours (not to exceed [***] ([***]) hours per month) to providing the VIVUS Services during the initial [***] ([***]) days of the VIVUS Service Term.

2.2                               Provision of MEDA Services.  MEDA will provide, through the MEDA Personnel, the MEDA Services during the term of this Agreement, subject to the reasonable availability of such personnel.  MEDA agrees to keep VIVUS reasonably informed with respect to its provision of the MEDA Services and provide VIVUS with information pertaining to the MEDA Services upon VIVUS’ reasonable request.  Except as otherwise expressly provided in this Agreement, MEDA will be responsible for providing appropriate personnel, and other resources required for performance of, the MEDA Services.  Notwithstanding the above and subject to Section 4.1(b), any MEDA Services following the VIVUS Service Term shall be conducted using standard quotation and purchase order processes.

2.3                               General Standards of Performance.  Each Party will provide (and cause its designees to provide) the VIVUS Services or MEDA Services, as applicable, with at least the same level of skill, quality, care, timeliness, and cost-effectiveness as if such services, functions, and tasks were performed for such Party’s own purposes.  At a minimum, each Party will perform (and cause its designees to perform) the VIVUS Services or MEDA Services, as applicable, in a timely and professional manner and in accordance with industry standards for services of the type performed.  Except as set forth in this Agreement, each Party understands and agrees that the other Party shall provide the VIVUS Services or MEDA Services, as applicable, using its existing assets and personnel, and shall not, except as otherwise agreed in writing, be obligated to perform any service (a) that would require such Party to acquire or use

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any other assets, equipment or software or employ (whether as employees or contractors) any additional personnel or (b) to the extent provision of such service materially interferes in the aggregate with the operations of such Party’s business.  Each Party will comply (and cause its Affiliates to comply) with all applicable international, federal, state, and local laws and regulations, and will obtain all applicable permits and licenses, in connection with its obligations under this Agreement.

2.4                               Additional Services.  If either Party reasonably requests that the other Party perform additional services not included within the scope of the VIVUS Services or MEDA Services, as applicable, then the Parties will negotiate in good faith the inclusion of such services under this Agreement.

3.                                      TRANSFER OF DOCUMENTATION

3.1                               Transfer of VIVUS Materials.  As soon as practicable after the Effective Date, MEDA shall deliver to a location specified by VIVUS, the information, documents, and other materials included within the Excluded Assets which are located at the Facility, including, without limitation, all such materials pertaining to avanafil and data with respect to the stability thereof (collectively, the “VIVUS Materials”).  For the avoidance of doubt, MEDA’s obligation to transfer the VIVUS Materials to VIVUS according to the provisions of this Article 3 shall be at no cost to VIVUS.

3.2                               Cooperation and Assistance by MEDA.  If, following the completion of the transfer of the VIVUS Materials in accordance with Section 3.1 above, VIVUS identifies, or is otherwise aware of, information, documents or other materials located at the Facility which constitute VIVUS Materials, MEDA shall transfer such VIVUS Materials to VIVUS promptly following VIVUS’ written request for such VIVUS Materials or allow VIVUS access to the Facility to retrieve such VIVUS Materials, subject to the confidentiality provisions set forth in Article 5 below.  The Parties anticipate that, in such case, VIVUS shall notify MEDA’s Service Manager, who will coordinate either (a) the transfer of the requested VIVUS Materials to VIVUS or (b) VIVUS’ access to the Facility and any necessary computer systems as set forth in Section 3.3 below, in each case solely to recover such VIVUS Materials.

3.3                               Access to Computer Systems.  Upon at least one (1) business day prior written notice, VIVUS shall have the right, during the Term, to access the Facility and any computer, software, network, electronic files or electronic data storage systems therein if VIVUS (or its designee) requires such access in order to retrieve any VIVUS Materials, subject to the confidentiality provisions set forth in Article 5 below.  VIVUS shall limit (and, as applicable, cause its designees to limit) such access and use the foregoing items solely to retrieve VIVUS Materials and shall not access or attempt to access any computer, software, network, electronic files or electronic data storage system, other than those specifically required to accomplish the foregoing.  MEDA agrees to reasonably cooperate (and cause its employees to reasonably cooperate) with VIVUS or its designees with respect to such access.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.4                               Transfer of MEDA Materials.  As soon as practicable after the Effective Date, VIVUS shall deliver to a location specified by MEDA, the information, documents, and other materials included within the Business Assets which are located at VIVUS’ facilities or which are otherwise in the possession or control of VIVUS (collectively, the “MEDA Materials”).  For the avoidance of doubt, MEDA’s obligation to transfer the VIVUS Materials to VIVUS according to the provisions of this Article 3 shall be at no cost to VIVUS and shall be in addition to, and shall not otherwise be deemed as limiting or diminishing in any manner, VIVUS’ obligations to transfer the Business Assets to MEDA in accordance with the APA.

3.5                               Cooperation and Assistance by VIVUS.  If, following the completion of the transfer of the MEDA Materials in accordance with the APA and Section 3.4 above, MEDA identifies, or is otherwise aware of, information, documents or other materials located at VIVUS’ facilities which constitute MEDA Materials, VIVUS shall transfer such MEDA Materials to MEDA promptly following MEDA’s written request for such MEDA Materials or allow MEDA access to VIVUS’ facilities to retrieve such MEDA Materials, subject to the confidentiality provisions set forth in Article 5 below.  The Parties anticipate that, in such case, MEDA shall notify VIVUS’ Service Manager, who will coordinate either (a) the transfer of the requested MEDA Materials to MEDA or (b) MEDA’s access to the Facility solely to recover such MEDA Materials.

4.                                      COMPENSATION

4.1                               Charges.

(a)                                 VIVUS Services.  In consideration for VIVUS’ performance of the VIVUS Services following the sixtieth (60th) day of the VIVUS Service Term, MEDA agrees to pay VIVUS the hourly service fees set forth on Schedule B for time allocated by VIVUS Personnel in performing the VIVUS Services, including associated travel time.  The hourly service fees set forth on Schedule B shall be fixed until the end of the Term (as defined in Section 8.1).  All VIVUS Services performed on or before the sixtieth (60th) day of the VIVUS Service Term shall be at no cost to MEDA.

(b)                                 MEDA Services.  In consideration for MEDA’s performance of the MEDA Services following the sixtieth (60th) day of the VIVUS Service Term, VIVUS agrees to pay MEDA (i) for amounts incurred (including with respect to payment adjustments) or paid by MEDA for third party processing of Chargebacks and Returns and (ii) the hourly service fees set forth on Schedule B for time allocated by MEDA Personnel in performing the MEDA Services, including associated travel time.  The hourly service fees set forth on Schedule B shall be fixed until the end of the Term.  All MEDA Services performed on or before the sixtieth (60th) day of the VIVUS Service Term shall be at no cost to VIVUS.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.2                               Invoicing and Payment to VIVUS.  VIVUS will invoice MEDA monthly at the end of each month for the amount due by MEDA under this Agreement for that month.  Each such invoice submitted by VIVUS will include a statement setting forth time allocated by the VIVUS Personnel in performing the VIVUS Services during such month and the corresponding amounts due to VIVUS with respect thereto consistent with the fee schedule set forth on Schedule B.  Payments for each invoice will be due within forty-five (45) days after the paying Party’s receipt of the invoice.

4.3                               Invoicing and Payment to MEDA.  Within fifteen (15) days following MEDA’s payment to third parties or incurrence of amounts with respect to Chargebacks or Returns, MEDA shall submit an invoice therefor to VIVUS, along with all reasonable and necessary documentation supporting such payment or incurrence of charges.  With respect to MEDA Services, MEDA will invoice VIVUS monthly at the end of each month for the amount due by VIVUS under this Agreement for that month.  Each such invoice submitted by MEDA will include a statement setting forth time allocated by the MEDA Personnel in performing the MEDA Services during such month and the corresponding amounts due to MEDA with respect thereto consistent with the fee schedule set forth on Schedule B.  Payments for each invoice submitted pursuant to this Section 4.3 will be due within forty-five (45) days after VIVUS’ receipt of the invoice.

5.                                      CONFIDENTIAL INFORMATION

5.1                               MEDA Confidential Information.  MEDA may from time to time communicate to VIVUS, or VIVUS may otherwise retain or gain access to, certain confidential business or technical information with respect to the Business, MEDA’s operations, business plans or intellectual property after the Effective Date (the “MEDA Confidential Information”).  VIVUS shall not disclose, or permit the disclosure of, any MEDA Confidential Information to any third party without the express prior written consent of MEDA, except as otherwise provided in this Article 5.  VIVUS shall use the MEDA Confidential Information only for purposes of performing the VIVUS Services.  Without limiting the generality of the foregoing, VIVUS shall limit the use and disclosure of the MEDA Confidential Information to those of its employees who need such information to perform the VIVUS Services, and VIVUS shall ensure that each employee who has access to the MEDA Confidential Information complies with the obligations set forth above.

5.2                               VIVUS Confidential Information.  VIVUS may from time to time communicate to MEDA, or MEDA may otherwise gain access to, certain confidential business or technical information with respect to VIVUS’ operations, business plans or intellectual property after the Effective Date (the “VIVUS Confidential Information”).  MEDA shall not disclose, or permit the disclosure of, any VIVUS Confidential Information to any third party without the express prior written consent of VIVUS, except as otherwise provided in this Article 5.  MEDA shall use the VIVUS Confidential Information only for purposes of performing the MEDA Services.  Without limiting the generality of the foregoing, MEDA shall limit the use and disclosure of the

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

VIVUS Confidential Information to those of its employees who need such information for the purposes of this Agreement, and MEDA shall ensure that each employee who has access to the VIVUS Confidential Information complies with the obligations set forth above.

5.3                               Confidentiality Exceptions.  Notwithstanding the foregoing, the VIVUS Confidential Information and the MEDA Confidential Information shall not include information which the receiving Party can establish (a) to have been publicly known prior to disclosure of such information by the disclosing Party to the receiving Party, (b) to have become publicly known, without fault on the part of the receiving Party, (c) to already be in the possession of the receiving Party, or to come into the possession of the receiving Party by a third party, without restriction on its disclosure or use or (d) was developed independent of the Confidential Information of the disclosing Party; provided, however, that nothing in this Agreement shall be deemed as limiting or diminishing in any manner the Parties’ confidentiality obligations under the APA.

5.4                               Permitted Disclosures.  The confidentiality obligations contained in this Article 5 shall not apply to the extent that the receiving Party is required to disclose information by law, order or regulation of a governmental agency or a court of competent jurisdiction, provided the receiving Party shall provide written notice thereof to the disclosing Party and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof.

6.                                      PERSONNEL

6.1                               Services Managers.

(a)                                 For VIVUS.  VIVUS will designate a “Services Manager” as identified on Schedule C hereto, for its performance of the VIVUS Services.  Such Services Manager will devote a reasonable amount of time and effort to managing the VIVUS Services, will serve as the initial point of contact to MEDA for matters relating to the Services, and will have day-to-day authority for ensuring performance of the Services in accordance with the terms of this Agreement.  VIVUS may replace the Services Manager by providing prior written notice to MEDA.

(b)                                 For MEDA.  MEDA will designate a “Services Manager” as identified on Schedule C hereto, for its performance of the MEDA Services.  Such Services Manager will devote a reasonable amount of time and effort to managing the MEDA Services, will serve as the initial point of contact to VIVUS for matters relating to the MEDA Services, and will have day-to-day authority for ensuring performance of the MEDA Services in accordance with the terms of this Agreement.  MEDA may replace the Services Manager by providing prior written notice to VIVUS.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.2                               Access to Personnel.  Each Party agrees to provide reasonable access to such Party’s personnel set forth in Schedule B (the “Personnel”) for performance of the VIVUS Services and MEDA Services in accordance with this Agreement.

6.3                               Payments to Personnel.  Each Party shall select, employ, pay, supervise and direct such Party’s Personnel.  Without limiting the generality of the foregoing, each Party shall be solely responsible for the payment of all direct and indirect compensation (including fringe benefits), worker’s compensation insurance, employment taxes and all other liabilities relating to such Party’s Personnel.

7.                                      INDEMNIFICATION

7.1                               Indemnification of VIVUS.  Subject to Section 7.3 below, MEDA shall indemnify, defend and hold harmless VIVUS from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) incurred by VIVUS as a result of a claim by a third party brought against VIVUS arising or resulting from (i) MEDA’s material breach of this Agreement or (ii) the gross negligence or willful misconduct of MEDA hereunder; except in each case to the extent that VIVUS is obligated to indemnify, defend and hold MEDA harmless for such claims under Section 7.2 below.

7.2                               Indemnification of MEDA.  Subject to Section 7.3 below, VIVUS shall indemnify, defend and hold harmless MEDA from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) incurred by MEDA as a result of a claim by a third party brought against MEDA arising or resulting from (i) VIVUS’ material breach of this Agreement or (ii) the gross negligence or willful misconduct of VIVUS hereunder; except in each case to the extent that MEDA is obligated to indemnify, defend and hold VIVUS harmless for such claims under Section 7.1 above.

7.3                               Procedure.  A Party (the “Indemnitee”) that intends to claim indemnification under this Article 7 shall:  (i) promptly notify the indemnifying Party (the “Indemnitor”) in writing of any claim, action, suit, or other proceeding brought by third parties in respect of which the Indemnitee intends to claim such indemnification hereunder; (ii) provide the Indemnitor sole control of the defense and/or settlement thereof, and (iii) provide the Indemnitor, at the Indemnitor’s request and expense, with reasonable assistance and full information with respect thereto.  Indemnitor shall not settle any claim, suit or proceeding subject to this Article 7 or otherwise consent to an adverse judgment in such claim, suit or proceeding if the same materially diminishes the rights or interests of the Indemnitee without the express written consent of the Indemnitee.  Notwithstanding the foregoing, the indemnity agreement in this Article 7 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, to the extent such consent is not withheld unreasonably or delayed.  Notwithstanding anything herein to the contrary, the

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Indemntee shall have the right to participate in any such claim, suit or proceeding with counsel of its choosing at its own expense.

7.4                               Limitation of Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.  IN NO EVENT SHALL THE AGGREGATE LIABILITY OF EITHER PARTY EXCEED THE TOTAL AMOUNT ACTUALLY PAID TO SUCH PARTY BY OR ON BEHALF OF THE OTHER PARTY IN CONNECTION WITH THE SERVICES PROVIDED HEREUNDER.

8.                                      TERM AND TERMINATION

8.1                               Term.  The term of this Agreement will commence on the Effective Date and will continue for a period of two (2) years thereafter (the “Term”).

8.2                               Termination for Cause.  Each Party may terminate this Agreement immediately, upon written notice specifying in reasonable detail the material breach and the required cure, if the other Party materially breaches any term of this Agreement and fails to cure such breach within fifteen (15) days after receipt by the breaching Party of written notice from the non-breaching Party describing such breach; provided, however, that the Parties agree that a failure to pay an amount owed pursuant to Section 4 shall not qualify as a material breach if the disputing Party pays the undisputed amounts owed in a timely fashion.

8.3                               Survival.  Termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such termination, and the provisions of Sections 2.3, 3.1, 3.3, 4, 5, 7 and 9 shall survive any such termination.

9.                                      GENERAL

9.1                               Relationship Between the Parties.  The relationship between the Parties established under this Agreement is that of independent contractors and no Party shall be deemed an employee, agent, partner, or joint venturer of or with the other.  Each Party will be solely responsible for any employment-related taxes, insurance premiums or other employment benefits respecting its personnel’s performance of services under this Agreement.  Each Party agrees to grant to the other Party’s personnel reasonable access to sites, systems and information as necessary for such Party to perform its obligations hereunder.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.2                               Subcontracting.  Each Party may engage a subcontractor to perform all or any portion of its duties under this Agreement provided that any such subcontractor agrees in writing to be bound by confidentiality obligations similar to those applicable herein, and provided further that the performing Party remains responsible for the performance of such subcontractor.

9.3                               Entire Agreement; Amendment.  This Agreement, together with the APA, constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede any and all prior understandings, written or oral, between the Parties with regard to the subject matter hereof and thereof.  In the event of a conflict between this Agreement and any of the schedules attached hereto, the terms set forth on the schedule shall govern.  This Agreement may be amended, modified or waived only by an instrument in writing signed by an authorized representative of each of the Parties hereto.

9.4                               Further Assurances.  Each Party agrees to take such actions and execute such documents as are reasonably requested by the other Party (including providing executed documents in such recordable form as is deemed required or necessary by the other Party) to effect the purposes of this Agreement.

9.5                               Notices.  Any notice or other communication required or permitted to be delivered to any Party under this Agreement must be in writing and will be deemed properly delivered, given and received (a) when delivered by hand, or (b) two (2) business days after sent by registered mail, by courier or express delivery service or by facsimile, in each case to the address or facsimile telephone number set forth beneath the name of such Party below (or to such other address or facsimile telephone number as such Party will have specified in a written notice given to the other Parties hereto):

if to VIVUS:

VIVUS, Inc.

1172 Castro Street

Mountain View, CA 94040

U.S.A.

Attention:  Guy Marsh

Facsimile:  (650) 934-5389

with a copy to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation

12235 El Camino Real, Suite 200

San Diego, California 92130

UNITED STATES

Attention: Martin J. Waters

Telecopy:  (858) 350-2399

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if to MEDA:

MEDA AB

Pipers väg 2A

SE-170 09

Solna

SWEDEN

Attention: Anders Lönner, CEO

Telecopy:  +46 8 630 1919

with a copy to:

Wiggin and Dana LLP

400 Atlantic Street

Stamford, Connecticut 06901

UNITED STATES

Attention: James F. Farrington, Jr.

Telecopy: +1 203-363-7676

9.6                               Disclaimer. THE VIVUS SERVICES AND THE MEDA SERVICES, AND ANY OTHER SERVICES, FACILITIES OR EQUIPMENT PROVIDED UNDER THIS AGREEMENT, ARE PROVIDED “AS IS.”  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES (AND EACH PARTY EXPRESSLY DISCLAIMS) ANY REPRESENTATIONS OR WARRANTIES UNDER THIS AGREEMENT WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER.

9.7                               Force Majeure.  Each Party will be excused for any failure or delay in performing any of its obligations under this Agreement, other than the obligations to make payments, if such failure or delay is caused by any act of God or the public enemy, any accident, explosion, fire, storm, earthquake, flood, or any other circumstance or event beyond the reasonable control of such Party.

9.8                               Headings.  Paragraph and Section headings are inserted for convenience of reference only and do not form a part of this Agreement.

9.9                               Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

9.10                        Jurisdiction and Venue.  Each of the Parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within located in the Southern District of the State

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein.

9.11                        Binding Effect; Assignment.  This Agreement shall not be assignable by a Party without the prior written permission of the other Party except that a Party may assign this Agreement without consent as part of a change of control, corporate reorganization, consolidation, merger or sale or all or substantially all of its assets.  Any permitted assignee shall agree to perform the obligations of the assigning Party, and this Agreement shall inure to the benefit of and be binding upon any permitted assignee. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives and successors in interest.  Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

9.12                        Waiver.  Waiver of any term or condition of this Agreement by any Party hereto shall be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition or any other terms or conditions of this Agreement.  No waiver shall be effective unless it is in writing signed by an authorized representative of the waiving Party.

9.13                        Severability.  In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties hereto.  The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.14                        No Third Party Beneficiaries.  Nothing in this Agreement shall confer any rights or liabilities upon any third party, except as expressly provided hereunder.

9.15                        Specific Performance.  The Parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

9.16                        Counterparts.  This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[Remainder of page intentionally left blank. Signature page follows.]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The parties to this Agreement have caused this Agreement to be executed and delivered as of the Effective Date.

MEDA AB		VIVUS, INC.

By:	/s/ Anders Larnholt	By:	/s/ Timothy E. Morris

Name:	Anders Larnholt	Name:	Timothy E. Morris

Title:	VP Corporate Dev.	Title:	SVP Finance, Chief Financial Officer

[Signature Page to Transition Services Agreement]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule A

Services

Manufacturing Support Services:

VIVUS will provide support for the manufacture and supply of MUSE™ as reasonably requested by MEDA, including, but not limited to, the transfer of all knowledge and documents from VIVUS’ Mountain View, California office to the Facility or, if requested by MEDA in writing, to MEDA’s Somerset, New Jersey facility.

Regulatory Services:

VIVUS will provide support for the regulatory processes related to MUSE™ as reasonably requested by MEDA, including, but not limited to: (a) the assembly of all the registration documentation and the transfer of the NDA to MEDA (which such transfer shall be done at no cost or expense to MEDA); and (b) causing [***] (in [***] capacity as consultant under the Master Services Agreement dated as of October 3, 2007 between VIVUS and Regulatory Professional, Inc., as amended and supplemented from time to time) to be available to provide regulatory consulting services to MEDA for a period of time not to exceed [***] ([***]) days following the Closing Date.

Manager and Executive Services:

VIVUS shall make the VIVUS Service Manager available for [***] ([***]) days after the Effective Date to ensure the smooth integration of the operations and that MEDA receives the support required in connection therewith.  MEDA shall make the MEDA Service Manager available for [***] ([***]) days after the Effective Date to ensure the smooth integration of the operations and that VIVUS receives the support required in connection therewith.

VIVUS shall use reasonable commercial efforts to have [***] available to assist MEDA with integration and staffing issues for the initial [***] ([***]) days of the VIVUS Service Term.

Sales and Marketing Support:

VIVUS will use best efforts to transfer the marketing knowledge held by VIVUS to MEDA and to facilitate the processing of new marketing materials through MEDA’s PCR system and deployed to MEDA’s sales representatives.  The VIVUS Service Manager shall be made available at either the Facility or MEDA’s Somerset, New Jersey facility upon the reasonable request of MEDA.  In addition, the VIVUS Manager may be required to attend field visits to physicians upon the reasonable request of MEDA.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Telephone System:

VIVUS will make available to MEDA, for a period of thirty (30) days after the Effective Date, all hardware and software related to VIVUS’ corporate-wide telephone system currently in place at the Premises, free of charge to MEDA (other than actual charges incurred by VIVUS for calls made by or on behalf of MEDA during such period).

HR Services:

MEDA shall cause certain of the MEDA Personnel who are Transferred Employees to provide the following human resources (“HR”) services:

(a)                                 assist VIVUS with its termination of all former VIVUS employees from VIVUS benefits plans within thirty (30) days following the Closing;

(b)                                 assist VIVUS with its handling of all aspects of terminated employees’ COBRA benefits within thirty (30) days following the Closing;

(c)                                  transfer all HR records relating to non-Transferred Employees to VIVUS’ Mountain View, California offices within thirty (30) days following the Closing;

(d)                                 assist VIVUS with the transition of HR functions to VIVUS’ Mountain View, California offices; and

(e)                                  assist VIVUS with its compliance with internal controls mandated by The Sarbanes-Oxley Act of 2002 (“SOX”) for a period of thirty (30) days following the Closing.

Finance and Accounting Services:

MEDA shall cause certain of the MEDA Personnel who are Transferred Employees to provide the following finance and accounting services, including, without limitation, [***] (to the extent still employed by MEDA):

(a)                                 assist VIVUS with its closing of the VIVUS books;

(b)                                 finalize the books for MUSE within ten (10) business days after the Closing;

(c)                                  assist VIVUS with its preparation of reconciliations and account analyses;

(d)                                 assist VIVUS with its maintenance of all SOX controls relating to finalizing MUSE books;

(e)                                  assist VIVUS with its compliance with internal controls mandated by SOX for a period of thirty (30) days following the Closing;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(f)                                   assist VIVUS with its quarterly auditors’ review (October/November 2010);

(g)                                  assist VIVUS with its year-end audit (January/February 2011);

(h)                                 process accounts payable invoices received after the Closing and forward to VIVUS for payment for the thirty (30) day period after the Closing;

(i)                                     calculate final royalty payments incurred for sales occurring prior to the Closing;

(j)                                    provide monthly reports on returns data by lot # and by year from SPS/Cord until the end of the return window;

(k)                                 assist with the transfer of (i) the originals of all historical accounting records, customer files and invoices and vendor files relating to (A) pre-Closing periods, (B) the Excluded Assets, (C) the Excluded Liabilities and (D) any non-Business Assets, including, without limitation, VIVUS’ general corporate accounting materials, as soon as practicable following the Closing, but no later than ninety (90) days following the Closing, and (ii) if requested by VIVUS, copies of any pre-Closing accounting materials relating to the Business Assets not covered by item (A) above, to VIVUS’ Mountain View, California offices following the Closing;  provided, however, that VIVUS shall, upon request by MEDA, assist MEDA in making copies of any materials that relate to pre-Closing periods and the Business Assets;

(l)                                     assist VIVUS with its preparation of proforma financials for VIVUS’ SEC quarterly and year-end reports within thirty (30) days following the Closing; and

(m)                             assist VIVUS with its preparation of VIVUS’ tax returns for the 2009 and 2010 tax years, as well as prior tax years to the extent an audit or assessment requires the same, during calendar years 2010 and 2011.

PAYROLL:

MEDA shall cause certain of the MEDA Personnel who are Transferred Employees to provide the following payroll services:

(a)                                 assist VIVUS with its payroll processing for VIVUS employees for a period of ninety (90) days following the Closing;

(b)                                 assist VIVUS with its ESPP refund processing for VIVUS employees for a period of thirty (30) days following the Closing;

(c)                                  assist VIVUS with the transition of payroll functions to VIVUS’ Mountain View, California offices on or before the end of calendar year 2010; and

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(d)                                 assist VIVUS with the transfer of payroll records relating to non-Transferred Employees to VIVUS’ Mountain View, California offices within thirty (30) days of ceasing to process payroll for VIVUS’ employees.

INFORMATION TECHNOLOGY:

MEDA shall cause certain of the MEDA Personnel who are Transferred Employees to provide the following information technology (“IT”) services:

(a)                                 assist VIVUS with its transfer of Fourth Shift historical data, either virtually or physically, to one or more new servers in VIVUS’ Mountain View, California offices; following such transfer and following the Closing, assist VIVUS in the destruction of any and all data on the old servers, to the extent that such data does not relate to the Business Product;

(b)                                 provide VIVUS reasonable access to Pillar historical data;

(c)                                  assist VIVUS with its transition of the IT SOX controls to VIVUS’ Mountain View, California offices; and

(d)                                 transfer the Finance Folders located on the servers at the Facility to a server designated by VIVUS to the extent such folders relate exclusively to the Excluded Assets (or transfer copies thereof to the extent they relate to the Excluded Assets and the Business Assets).

Vivus shall cause certain of the Vivus Personnel, including, without limitation, [***] (to the extent still employed by Vivus), to provide IT services as reasonably requested by MEDA and for a period of time not to exceed sixty (60) days following the Closing Date.

GOVERNMENT PRICE REPORTING

From and after the Closing Date, MEDA will (a) calculate and/or collect government pricing data relating to the Business Products as required by the reporting requirements of applicable U.S. Governmental Entities, including under applicable rules and regulations relating to the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8 and implementing regulations) and the Medicare program (42 U.S.C. § 1395w-3a and implementing regulations), and (b) timely certify and report such data to the applicable U.S. Governmental Entities, including the Center for Medicare and Medicaid Services of the U.S. Department of Health and Human Services.  Should such U.S. Governmental Entities require the inclusion of pricing data from sales of Business Products by VIVUS with respect to a period ending on or prior to Closing, VIVUS will promptly provide MEDA with such data, together with all reasonable support and a certification of accuracy in form and substance reasonably satisfactory to MEDA, and MEDA will continue to provide such reports for as long as required by applicable Law.  For the avoidance of doubt, nothing contained herein shall require MEDA to calculate, collect, certify or report any

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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information related to any products bearing VIVUS’ National Drug Code or labeler code other than the Business Products.

LABORATORY & STABILITY SERVICES:

MEDA shall cause certain of the MEDA Personnel who are Transferred Employees to provide the following laboratory and stability testing services, including, without limitation, [***], [***] and [***] (to the extent still employed by MEDA):

(a)                                 Stability Program Management and Testing of Avanafil Clinical and Registration Batches:  (i) MEDA shall have drafted protocols for storage and test schedule, test product at defined time-points, have trained QC analysts perform testing, and report results on CofA’s and summary stability data tables; (ii) laboratory and stability testing services shall be provided by MEDA until [***] unless VIVUS desires to transfer such services to a third party before such date; (iii) MEDA shall complete a GMP audit of the stability program as part of the completion of the transition of the services to a third party designated by VIVUS; (iv) all stability program documentation and electronic files will need to be inventoried and transferred to VIVUS’ Mountain View, California offices or to a third party designated by VIVUS; and (v) the stability sample inventory will need to be transferred to a third party designated by VIVUS as part of transition closeout.

(b)                                 Avanafil Clinical Supply Returns:  (i) these clinical trial returns shall include receipt, inspection, reconciliation of tablet counts, documentation, and product disposal; (ii) these services will be transferred within sixty (60) days following VIVUS’ designation of a third party designee; and (iii) MEDA shall complete a GMP audit of all clinical returns and transfer of all documentation to VIVUS’ Mountain View, California offices on or before the completion of the transfer to VIVUS’ third party designee.

(c)                                  A protocol for testing transfer and qualification will be required and acceptance criteria must be met prior to completion and transfer of the stability program to the third party designated by VIVUS.

Pharmacovigilance:

VIVUS shall continue to maintain the adverse event reporting processes, files and information on the ClinTrace database for a period of sixty (60) days following the Closing and thereafter assist with the transfer of the processes and files to the Facility.  To this end, during the period of these services MEDA shall allow VIVUS reasonable access to the ClinTrace database, which currently resides on a server at the Facility, subject to the confidentiality provisions set forth in Article 5 of this Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Medical:

VIVUS shall assist in the transfer of all scripts, standard operating procedures, standard questions and answers and reprint materials currently used by VIVUS and VIVUS’ third party contractors to interact with patients and the medical professionals treating patients.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Schedule B

Personnel and Fees for Services

VIVUS Personnel	Hourly Rate*
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	Rate as provided in MSA between VIVUS and Regulatory Professional, Inc.

*Rate applies to travel time.

MEDA Personnel	Hourly Rate*
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*Rate applies to travel time.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule C

Service Managers

VIVUS Service Manager:  [***]

MEDA Service Manager:  [***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.